Exhibit 99.2 FOURTH QUARTER 2018 EARNINGS PRESENTATION January 24, 2019

DISCLAIMER Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions.  Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.   Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2

2018: MOMENTUM CONTINUES

Accelerating Revenue Growth


($ in millions)
$353
$333
$356
$261
$269
$296
$707
$741
$880
2016
2017
2018
Total noninterest income
Fee-based revenue[1]
Net interest income

Positive revenue growth trends...

- Net interest income up 19% year over year
- Fee-based revenue[1] up 10% year over year

Improving Credit Dynamics


($ in millions)
$70
$26
$0
2016
2017
2018
Provision for credit losses

...coupled with improving credit quality metrics...

- Allowance for loan losses to nonaccrual loans was 186%
- 2018 net charge-offs to average loans of 13 bps
- Maintaining disciplined underwriting standards

Capital Discipline


9.5%
10.1%
10.3%
6.9%
7.1%
7.0%
2016
2017
2018
CET1 Ratio
TCE Ratio[2]

...and disciplined capital deployment while maintaining a strong capital position...

- 2018 dividend payout ratio of 32%
- Repurchased $240M of shares in 2018

Earnings Momentum


$1.26
$1.42
$1.89
2016
2017
2018
EPS

...are driving earnings per share growth

- EPS up 33% year over year
- Return on common equity Tier 1 up ~270 bps year over year

[1]Fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and advisory fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.
[2]Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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2018 SUMMARY OF RESULTS[1]

Net income available to common equity of $323 million, or $1.89 per common share or $2.03 per common share, excluding acquisition related costs[2]

	2018 Guidance	2018 Results
Balance Sheet Management	▪ Mid single digit loan growth	Loan growth +10%
	▪ Maintain loan/deposit ratio under 100%	Loans/deposits 92%
	▪ Stable to modestly improving NIM	NIM up 15 bps
Fee Businesses	▪ Improving year over year fee-based revenues[3]	Fee-based revenues up 10%
	▪ Approximately $360M - $370M noninterest income	$360 million[4]
Expense Management	▪ Noninterest expense $820M - $825M (incl. acq. rel. costs)	$822 million
	▪ Adjusted efficiency ratio[5] to improve by ~200 bps	206 bps improvement
	▪ Q4 2018 noninterest expense $196M - $198M	$193 million
Capital & Credit Management	▪ Provision expected to adjust with indications of credit quality and loan volume	Provision for credit losses of zero
	▪ Follow stated priorities for capital deployment	Dividend increase of 24%
		$240 million of share repurchases

[1]Unless otherwise noted, all comparisons are made with reference to full year 2017 results.
[2]This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.
[3]Fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and advisory fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.
[4]Reflects total non-interest income, excluding $2 million of Bank Mutual related asset disposition and $2 million of investment securities losses.
[5]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net, and acquisition related costs. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.

4

LOAN PORTFOLIO - ANNUAL TRENDS Average Annual Loans Average Net Loan Change (from 2017) ($ in billions) ($ in millions) Residential mortgage $1,184 $22.7 Commercial real estate $481 $20.6 General commercial $191 $19.7 Oil and gas $145 $18.3 $7.7 REIT $107 $16.8 $7.3 Power & utilities $75 $7.4 $(29) Mortgage warehouse $7.0 $6.5 $(29) Home equity & other consumer Loan Mix – 2018 Year End $8.3 $7.1 $6.2 Commercial: 58% Consumer: 42% $5.5 $4.9 $1.3 $1.3 $1.5 $1.4 Commercial & Residential $1.5 business mortgage 36% 36% $5.0 $5.4 $4.0 $4.2 $4.7 CRE 2014 2015 2016 2017 2018 investor Home equity & other consumer Residential mortgage Construction 16% Home equity & Commercial real estate Commercial & business 6% other consumer 5% 5

LOAN PORTFOLIO - QUARTERLY TRENDS1 Average Quarterly Loans Average Net Loan Change (from 3Q 2018) ($ in billions) ($ in millions) YoY Oil &Gas $47 Growth $23.0 $23.0 $22.8 Total $22.1 Commercial & REIT $43 $20.9 business loans: + $81 million $7.7 12% Power & utilities $23 $7.3 $7.9 $8.0 $7.2 General commercial $6 $(19) Residential mortgage $8.1 $8.3 $8.3 $8.3 10% $7.5 $(20) Home equity & other consumer $(39) Mortgage warehouse $1.3 $1.3 $1.3 $1.3 $1.3 $(50) Real estate construction $4.9 $5.4 $5.7 $5.4 $5.2 7% $(161) CRE - investor 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Home equity & other consumer Residential mortgage Commercial real estate Commercial & business 1 First quarter 2018 includes Bank Mutual loans for two months, from 2/1/2018 through 3/31/2018. 6

DEPOSIT PORTFOLIO - ANNUAL TRENDS Average Annual Deposits Period End Low-cost Deposit Mix (%) ($ in billions) 49% 50% 51% 47% 46% $24.1 24% 23% 24% 25% $21.9 26% $21.0 $5.2 $19.9 19% 20% 16% 14% 17% $5.0 $17.6 $5.1 7% 6% 7% 7% 8% $4.5 $4.8 2014 2015 2016 2017 2018 $4.2 $4.0 Savings Interest-bearing demand $3.4 $3.0 Noninterest-bearing demand $1.9 $1.5 $2.9 $1.3 $1.4 Period End Network Transaction Deposit Mix (%) $1.2 18% $7.3 $6.4 $6.0 $6.3 15% 15% $5.4 11% 9% $1.6 $1.6 $2.0 $1.6 $2.8 $3.5 $2.3 $3.0 $3.1 $2.1 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Network transaction deposits Time deposits Network transaction deposits Money market Savings Interest-bearing demand Noninterest-bearing demand 7

DEPOSIT PORTFOLIO - QUARTERLY TRENDS1 Average Quarterly Deposits Quarter-end Loan to Deposit Ratio ($ in billions) YoY 98% $24.7 $24.2 Growth $23.7 $23.7 96% $22.2 94% 94% 95% $5.3 $5.4 5% $5.1 $5.1 92% $5.1 91% 90% 89% $5.0 $4.5 $4.7 $4.8 16% 1Q 2Q 3Q 4Q $4.2 $1.9 Historical Quarter-end Range 2014 - 2018 2018 $1.7 $1.9 $2.0 $1.6 Avg. Quarterly Network Transaction Dep. Mix (%) $7.2 $7.5 $6.5 $7.2 $7.1 25% YoY reduction 11% $2.4 $2.7 $2.6 $3.0 $3.1 10% 9% $2.5 $2.4 $2.1 $2.0 $1.9 8% 8% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Network transaction deposits Time deposits Money market Savings 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Interest-bearing demand Noninterest-bearing demand 1First quarter 2018 includes Bank Mutual deposits for two months, from 2/1/2018 through 3/31/2018. 8

NET INTEREST INCOME AND MARGIN - ANNUAL TRENDS Average Yields Net Interest Income & Net Interest Margin ($ in millions) 5.04% 3.08% 2.97% 3.89% 4.51% 3.68% $880 3.47% 3.46% 2.84% $14 2.80% 2.82% $15 3.66% $8 3.38% 3.40% 3.18% 3.23% 3.23% $741 2.59% 2.58% 2.45% 2.34% 2.42% $707 $681 $677 1.16% $844 0.69% $737 0.40% 0.42% $702 0.31% 0.94% $674 $670 0.56% 0.20% 0.22% 0.32% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Net interest margin Commercial real estate Investments and other loans Bank Mutual prepayments and other adjustments Commercial and business Total interest-bearing liabilities Bank Mutual acquisition related purchase loan accretion, net lending loans Other prepayments and interest recoveries1 Net interest income net of purchased loan Total residential Total interest-bearing deposits mortgage loans accretion, prepayments and interest recoveries 9 1Includes recognition of fees and costs upon repayment or refinancing other than Bank Mutual related.

NET INTEREST INCOME AND MARGIN - QUARTERLY TRENDS Average Yields Net Interest Income & Net Interest Margin ($ in millions) 5.51% 2.92% 3.02% 2.92% 3.02% 2.79% 5.06% 4.98% 4.62% $227 $224 4.78% $5 4.05% 4.56% 4.52% $5 $219 $5 $1 $2 4.14% $2 $4 $3 3.79% $210 $1 3.52% $2 3.32% 3.36% 3.45% $4 3.18% $1 2.61% 2.70% 2.47% 2.44% 2.56% $187 $215 $212 $213 1.26% 1.39% $1 1.08% $203 0.81% 0.90% 1.03% 1.14% $186 0.83% 0.65% 0.73% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Commercial real estate Investments and other Net interest margin loans Bank Mutual prepayments and other adjustments Commercial and business Total interest-bearing liabilities lending loans Bank Mutual acquisition related purchase loan accretion, net Other prepayments and interest recoveries1 Total residential Total interest-bearing deposits mortgage loans Net interest income net of purchased loan accretion, prepayments and interest recoveries 10 1Includes recognition of fees and costs upon repayment or refinancing other than Bank Mutual related.

NONINTEREST INCOME - ANNUAL TRENDS ($ IN MILLIONS) Banking Fees $353 $356 $329 $333 $66 $69 $65 $67 $64 $291 $20 $38 $20 $32 $47 $48 $50 $53 $57 $21 2014 2015 2016 2017 2018 Card-based fees Service charges Trust & Asset Management, Insurance, $296 and Brokerage & Advisory Income $269 $253 $261 $172 $225 $151 $139 $144 $28 $16 $20 $108 $15 $16 $90 $75 $81 $81 $44 $48 $49 $47 $50 $54 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Fee-based revenue1 Mortgage banking, net Brokerage & advisory Insurance Other Trust & asset management 1Fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, 11 insurance commissions, and brokerage and advisory fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.

NONINTEREST EXPENSE TRENDS

($ IN MILLIONS)

Annual Noninterest Expense Trend



$680
$698
$703
$709
$822
$29
$279
$282
$278
$280
$310
$401
$416
$425
$429
$483
2014
2015
2016
2017
2018
Personnel
Other
Acquisition related costs

Quarterly Noninterest Expense Trend



$181
$213
$211
$204
$193
$75
$74
$80
$78
$77
$107
$118
$124
$124
$117
4Q 2017
1Q 2018
2Q 2018
3Q 2018
4Q 2018
Personnel
Other
Acquisition related costs

Efficiency Ratio[1]



70.3%
70.0%
67.0%
66.0%
66.2%
68.5%
68.2%
65.5%
64.5%
64.9%
62.5%
2014
2015
2016
2017
2018
Federal Reserve efficiency ratio
Fully tax-equivalent efficiency ratio
Adjusted efficiency ratio

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio excludes acquisition related costs from the numerator and the denominator of the fully-tax equivalent efficiency ratio calculation. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio and to the adjusted efficiency ratio.

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CREDIT QUALITY - ANNUAL TRENDS ($ IN MILLIONS; AT OR FOR THE YEAR ENDED) Nonperforming Assets Nonaccrual Loans $293 $275 $229 $209 $194 $193 $177 $178 $140 $128 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Net Charge Offs Allowance for Loan Losses to Loans $65 1.5% 1.5% 1.4% 1.3% 1.0% $39 $30 $30 $15 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 13

STRONG CAPITAL POSITION Highlights CET1 and TCE Ratios ▪ Disciplined management of both regulatory and economic capital 10.3% 9.7% 9.5% 9.5% 10.1% ▪ Maintained TCE ratio1 ~7% while improving common equity Tier 1 ratio by reducing risk in the loan and investment books ▪ Increased common dividend 24% to $0.62 in 2018; 7.0% 6.9% 6.9% 7.1% 7.0% increased 68% in the last five years ▪ Repurchased $240 million of common shares in 2018 2014 2015 2016 2017 2018 and ~$650 million in the last five years TCE ratio1 CET1 ratio Dividends to Common Shareholders Share Repurchases $0.62 $259 $240 $0.50 $0.45 $0.41 $0.37 $93 $37 $20 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 1Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 14

HUNTINGTON BRANCH TRANSACTION SUMMARY

Seller: The Huntington National Bank

Assets Purchased:
- 32 Branches and ~$134M of WI related loans

Deposits Assumed: ~$850M

Consideration: 100% cash

Transaction Value:
- ~4% net blended premium on deposits acquired[1]

Required Approvals:
- Application submitted January 8
- Approval anticipated Q1 2019

Closing and Conversion:
- Simultaneous closing and conversion anticipated in Q2 2019
- Expanding into 13 new communities
- 14 net branches retained


Existing ASB Branches
Acquired Branches

[1]Estimated net premium, based on an estimated deposit mix and ~$850M of deposits to be assumed at close.

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ACQUISITIONS

	Bank Mutual completed...	...and Huntington up next
Delivering on our Strategy	☑ Was an in-market, cost takeout acquisition	☐ Is an in-market, cost takeout driven depository acquisition
	☑ Filled in network gaps and boosts our network in key locations	☐ Fills in network gaps and boosts our network in key locations
	☑ Further improved branch density and scale across the state	☐ Further improves branch density and scale across the state
Enhancing ASB Franchise Value	☑ Expanded into 11 new communities	☐ Expanding into 13 new communities
	☑ Added over 89,000 deposit accounts and ~49,000 households	☐ Expected to add over 60,000 deposit accounts and 33,000 households
	☑ Acquired $1.9B in granular branch deposits with <1% cost of funds	☐ ~$850M in granular branch deposits with <1% cost of funds
Financially Attractive	☑ Adjusted efficiency ratio[1] improved by over 200 bps year over year	☐ Accretive to efficiency metrics and EPS outlook
	☑ Delivered on 45% cost savings	☐ Approximately 45% cost savings expected on conversion
	☑ Minimal TBV dilution and earnback on track for less than 3 years	☐ Minimal expected TBV dilution (~1.5%); $34M net premium

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net, and acquisition related costs. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.

16

2019 OUTLOOK This outlook reflects a stable to improving economy and includes our expectation of two rate increases in 2019. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. ▪ 3% - 6% annual average loan ▪ Approximately $800M noninterest growth for 2019 expense ▪ Maintain loan to deposit ratio ▪ Adjusted efficiency ratio1 Balance Sheet under 100% Expense expected to improve by ~100 bps Management Management ▪ Stable to improving full-year 2019 ▪ Effective tax rate: 21% - 23% for NIM, based on continued upward full year 2019 Fed rate action ▪ Approximately $360M - $375M ▪ Provision expected to adjust with full-year noninterest income changes to risk grade, other indications of credit quality, and ▪ Improving year over year fee- Capital & loan volume Fee based revenues Credit Businesses ▪ Continue to follow stated Management corporate priorities for capital deployment 1The 2019 Outlook includes the adjusted efficiency ratio which is a non-GAAP financial measure.  This non-GAAP measure excludes acquisition related costs which by their nature are unpredictable and have low visibility.  Estimates of these unpredictable and low visibility costs for 2019 which would be included in the GAAP efficiency measurement of the Federal Reserve Board are, therefore,  unavailable. 17

APPENDIX

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2014	2015	2016	2017	2018
Federal Reserve efficiency ratio	70.28 %	69.96 %	66.95 %	65.97 %	66.23 %
Fully tax-equivalent adjustment	(1.36)%	(1.41)%	(1.29)%	(1.28)%	(0.71)%
Other intangible amortization	(0.39)%	(0.31)%	(0.20)%	(0.18)%	(0.66)%
Fully tax-equivalent efficiency ratio[1]	68.53 %	68.24 %	65.46 %	64.51 %	64.87 %
Acquisition related costs adjustment	— %	— %	— %	— %	(2.42)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs (adjusted efficiency ratio)[1]	68.53 %	68.24 %	65.46 %	64.51 %	62.45 %

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio excludes acquisition related costs from the fully tax-equivalent efficiency ratio.

Fee-based Revenue ($ millions)[1]	2014	2015	2016	2017	2018
Insurance commissions and fees	44	75	81	81	90
Service charges and deposit account fees	69	65	67	64	66
Card-based and loan fees	47	48	50	53	57
Trust and asset management fees	48	49	47	50	54
Brokerage and advisory fees	16	15	16	20	28
Fee-based revenue	$ 225	$ 253	$ 261	$ 269	$ 296
Other	66	76	92	64	60
Total noninterest income	$ 291	$ 329	$ 353	$ 333	$ 356

Acquisition Related Costs ($ in millions, except per share data)	YTD 2018	YTD 2018 per share data[2]	4Q 2018	4Q 2018 per share data[2]	3Q 2018	3Q 2018 per share data[2]	2Q 2018	2Q 2018 per share data[2]	1Q 2018	1Q 2018 per share data[2]
GAAP earnings	$ 323	$ 1.89	$ 85	$ 0.51	$ 84	$ 0.48	$ 87	$ 0.50	$ 67	$ 0.40
Change of control and severance	7		—		1		(1)		7	
Merger advisors and consultants	5		—		1		—		4	
Facilities and other	8		—		1		2		5	
Contract terminations and conversion costs	10		(1)		—		6		5	
Asset losses (gains), net	$ 2		$ —		$ 1		$ 1		$ —	
Total acquisition related costs	$ 31		$ (1)		$ 3		$ 8		$ 21	
Less additional tax expense	$ 8		$ —		$ 1		$ 2		$ 5	
Earnings, excluding acquisition related costs[1]	$ 346	$ 2.03	$ 84	$ 0.50	$ 87	$ 0.49	$ 93	$ 0.53	$ 83	$ 0.50

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.
[2]Earnings and per share data presented after tax.

19

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS Tangible common equity reconciliation1 2014 2015 2016 2017 2018 Common equity $ 2,740 $ 2,816 $ 2,931 $ 3,078 $ 3,524 Goodwill and other intangible assets, net (937) (985) (987) (992) (1,245) Tangible common equity $ 1,803 $ 1,831 $ 1,944 $ 2,086 $ 2,279 Tangible assets reconciliation1 Total assets $ 26,817 $ 27,712 $ 29,139 $ 30,484 $ 33,648 Goodwill and other intangible assets, net (937) (985) (987) (992) (1,245) Tangible assets $ 25,881 $ 26,727 $ 28,152 $ 29,492 $ 32,403 1The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 20